UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011 (June 28, 2011)

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive, Westborough, Massachusetts		01581
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (774) 512-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 28, 2011, BJ’s Wholesale Club, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Beacon Holding Inc., a Delaware corporation (“Buyer”), and Beacon Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Buyer (“Transitory Subsidiary”). Buyer and Transitory Subsidiary are affiliates of Leonard Green & Partners, L.P., a private equity firm based in Los Angeles, California, and CVC Capital Partners, a private equity firm with a network of 20 offices throughout Europe, Asia and the United States.

Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Transitory Subsidiary will merge with and into the Company and the Company will become a wholly-owned subsidiary of Buyer (the “Merger”). At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) Buyer, Transitory Subsidiary or any other direct or indirect wholly-owned subsidiary of Buyer immediately prior to the effective time of the Merger, (ii) the Company or any wholly-owned subsidiary of the Company or (iii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be converted automatically into the right to receive $51.25 in cash (the “Merger Consideration”), without interest.

Consummation of the Merger is subject to customary conditions, including (i) the approval by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger (the “Shareholder Approval”), (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) the absence of any law, injunction, judgment or ruling enjoining or prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the other party’s representations and warranties (subject to materiality exceptions) and (ii) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to materiality exceptions). Closing is subject to completion of a marketing period for the financing that Buyer is using to fund a portion of the Merger consideration. If the Merger is not consummated by December 15, 2011, either party may terminate the Merger Agreement subject to customary conditions that the terminating party’s failure to fulfill any obligation under the Merger Agreement has not caused the failure of the Merger to occur on or before such date. Consummation of the Merger is not subject to a financing condition. If the acquisition is approved by the holders of a majority of the Company’s shares of common stock, the transaction is expected to close in the fourth quarter of calendar 2011.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s shareholders for the purpose of obtaining the Shareholder Approval and (iii) the use of reasonable best efforts to cause the Merger to be consummated.

The Company is subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and participate in discussions and engage in negotiations with third parties regarding alternative acquisition proposals. However, prior to approval of the Merger by the Company’s shareholders, the no-shop provision is subject to a customary “fiduciary-out” provision which allows the Company, under certain circumstances, to provide information to and participate in discussions and engage in negotiations with third parties with respect to an alternative acquisition proposal that the Board of Directors has determined is, or could reasonably be expected to lead to, a “Superior Proposal” (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for the Company and Buyer. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Buyer a termination fee of $80 million. The Merger Agreement also provides that Buyer will be required to pay the Company a reverse termination fee of $175 million under certain circumstances specified in the Merger Agreement, including Buyer’s breach of the Merger Agreement or because Buyer has not closed the Merger within three business days of notice delivered as of the completion of the marketing period, that all conditions to closing are satisfied. Under certain circumstances, the Company will be required to reimburse Buyer’s expenses, not to exceed $7,500,000, and any such reimbursement would be credited against any termination fee payable to Buyer.

Buyer and Transitory Sub have obtained equity and debt financing commitments for the Merger, the aggregate proceeds of which, together with the Company’s cash on hand, will be sufficient for Buyer to pay the aggregate Merger Consideration and all related fees and expenses. To the extent necessary to finance the Merger and related fees and expenses that are not funded by the debt financing or the Company’s cash on hand (i) Green Equity Investors V, L.P. and Green Equity Investors Side V, L.P. (together, the “LGP Funds”) have severally committed to purchase, and/or through one or more of their affiliated entities or co-investors, to cause the purchase of equity securities of Buyer, at or prior to the closing of the Merger, in an amount equal to $320,000,000 in the aggregate on the terms and subject to the conditions set forth in an equity commitment letter dated June 28, 2011 (the “LGP Equity Commitment Letter”), and (ii) CVC European Equity Partners V (A) L.P., CVC European Equity Partners V (B) L.P., CVC European Equity Partners V (C) L.P., CVC European Equity Partners V (D) L.P. and CVC European Equity Partners V (E) L.P. (collectively, the “CVC Funds”) have severally committed to purchase, and/or through one or more of their affiliated entities or co-investors, to cause the purchase of equity securities of Buyer, at or prior to the closing of the Merger, in an amount equal to $320,000,000 in the aggregate on the terms and subject to the conditions set forth in an equity commitment letter dated June 28, 2011 (the “CVC Equity Commitment Letter” and together with the LGP Equity Commitment Letter, the “Equity Commitment Letters”). The LGP Funds and CVC Funds have also provided the Company with a guarantee in favor of the Company dated June 28, 2011 (the “Guarantee”) guaranteeing the payment of certain monetary obligations that may be owed by Buyer pursuant to the Merger Agreement, including any reverse termination fee that may become payable by Buyer to the Company.

Deutsche Bank AG New York Branch, Citigroup Global Markets Inc., Barclays Bank PLC, Jefferies Finance LLC, General Electric Capital Corporation and Wells Fargo Bank, National Association (collectively, the “Commitment Parties”) have committed to provide (i) a $900,000,000 senior secured first lien asset based facility, (ii) a $1,250,000,000 senior secured first lien term facility and (iii) a $425,000,000 senior secured second lien term facility, on the terms and subject to the conditions set forth in a commitment letter dated June 28, 2011 (the “Debt Commitment Letter”). The obligations of the Commitment Parties to provide the facilities under the Debt Commitment Letter are subject to a number of conditions, including (a) absence of a company material adverse effect that would result in the failure of a condition precedent to Buyer’s obligations to consummate the Merger under the Merger Agreement; (b) execution and delivery of definitive documentation with respect to each facility, in each case, consistent with the applicable provisions of the Debt Commitment Letter (including the applicable Term Sheets (as defined in the Debt Commitment Letter)) and the Documentation Principles (as defined in the Debt Commitment Letter); (c) the accuracy of the Merger Agreement Representations and the Specified Representations (each as defined in the Debt Commitment Letter) in all material respects; (d) substantially concurrent consummation of the Equity Contribution (as defined in the Debt Commitment Letter); (e) substantially concurrent consummation of the Merger in accordance with the Merger Agreement (without giving effect to any amendments to the Merger Agreement or any waivers thereof in any material respect that are materially adverse to the Commitment Parties without the consent of the Commitment Parties, not to be unreasonably withheld or delayed); (f) delivery of certain customary closing documents (including a customary solvency certificate), specified items of collateral (where applicable) and certain Company pro forma financial statements; and (g) payment of applicable costs, fees and expenses. The final termination date for the Debt Commitment Letter is December 15, 2011.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer or Transitory Subsidiary. The representations, warranties and covenants contained in the Merger Agreement were made solely for the purposes of the Merger Agreement and the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. Investors are not third-party beneficiaries under the Merger Agreement. In addition, the representations and warranties contained in the Merger Agreement (i) are qualified by information in a confidential disclosure letter that the parties have exchanged, (ii) were made only as of the dates specified in the Merger Agreement or the confidential disclosure letter, and (iii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the expected timetable for consummation of the proposed transaction among the Company, Buyer and Transitory Subsidiary, and any other statements about the Company, Buyer and Transitory Subsidiary, or about the Company’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to the risks surrounding the parties’ ability to consummate the transaction, including the receipt of shareholder approval, court approval or the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers); retention of certain key employees of the Company and such other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2011 and in its most recent quarterly report filed with the SEC. The Company assumes no obligation to update the information in this Current Report on Form 8-K, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed acquisition of the Company by Buyer, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form (together, the “Proxy Statement”). Investors and security holders will be able to obtain free copies of the materials (when they are available) at the SEC’s web site, http://www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement and other relevant materials from the Company by contacting Cathy Maloney, Vice President, Investor Relations, at (774)-512-6650.

Investors and security holders are urged to read all relevant documents filed with the SEC, including the Proxy Statement, because they will contain important information about the proposed transaction.

Participants in Solicitation

The Company and its directors and executive officers, and Buyer and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common shares in respect of the proposed transaction. Information about the directors and executive officers of the Company is contained in the Company’s Form 10-K for the fiscal year ended January 29, 2011 and its proxy statement for the 2011 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2011. Information about the directors and executive officers of Buyer and a more complete description of the interests of the Company’s directors and officers will be available in the Proxy Statement regarding the acquisition when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s website at www.sec.gov or by contacting BJ’s Wholesale Club, Inc., 25 Research Drive, Westborough, Massachusetts, 01581; or (774) 512-7400.

Item 9.01.	Financial Statements and Exhibits.

(d) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’s WHOLESALE CLUB, INC.

Date: June 29 2011	By:	/s/ Robert W. Eddy
Robert W. Eddy Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 28, 2011, by and among BJ’s Wholesale Club, Inc., Beacon Holding Inc. and Beacon Merger Sub Inc.